UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                October 14, 2002
                                (Date of earliest
                                 event reported)




Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------

1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-7398

Item 5. Other Events

On October 14, 2002, Exelon Corporation issued a news release announcing that Robert S. Shapard has accepted the position of Executive Vice President and Chief Financial Officer. Shapard's election as Executive Vice President is effective on October 21, 2002. He will assume the role of Chief Financial Officer on or about November 4, 2002. The news release is attached to this report as Exhibit 99.1.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             EXELON CORPORATION

                                             /S/ Ruth Ann M. Gillis
                                             -----------------------------
                                             Ruth Ann M. Gillis
                                             Senior Vice President


October 14, 2002